UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2021

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7780-420 Briar Creek Parkway, Raleigh, NC 27617

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

1540 Drew Avenue, Davis, CA 95618

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Amended Inventory Financing Addendum

On December 30, 2021, Marrone Bio Innovations, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to the Company’s Amended Inventory Financing Addendum (the “Addendum”) dated as of January 6, 2020 with LSQ Funding Group, L.C. (“LSQ”).

The Amendment increases the maximum amount the Company is allowed to request as an advance under the Addendum from $3,000,000 to $4,500,000. Following this Amendment, the Addendum allows the Company to request an advance up to the lesser of (i) 100% of the Company’s unpaid finished goods inventory; (ii) 65% of the appraised value of the Company’s inventory performed on or on behalf of LSQ; or (iii) $4,500,000. All other terms of the Addendum remain unchanged.

The Amendment and the Addendum are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions are qualified in their entirety by the terms contained therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On January 6, 2022, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 dated as of December 30, 2021, to Amended Inventory Financing Addendum

10.2	Amended Inventory Financing Addendum, dated as of January 6, 2020, to Invoice Purchase Agreement dated March 24, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 9, 2020)

99.1	Press release dated January 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: January 6, 2022	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer